UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025 (November 19, 2025)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 1.01	Entry into a Material Definitive Agreement.

On November 24, 2025, EOG Resources, Inc. (“EOG”) completed the underwritten public offering (the “Notes Offering”) of $1,000,000,000 aggregate principal amount of its debt securities, consisting of (i) $750,000,000 aggregate principal amount of 4.400% Senior Notes due 2031 (such series, the “2031 Notes”) and (ii) $250,000,000 aggregate principal amount of 5.950% Senior Notes due 2055 (such series, the “New 2055 Notes” and, together with the 2031 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated November 19, 2025, with J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters identified therein (collectively, the “Underwriters”). The Notes were issued under an indenture, dated as of May 18, 2009 (the “Base Indenture”), by and between EOG, as issuer, and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee, and (i) an officers’ certificate, dated November 24, 2025, pursuant to the Base Indenture setting forth the specific terms of the 2031 Notes and (ii) an officers’ certificate, dated November 24, 2025, pursuant to the Base Indenture and relating to the New 2055 Notes (together with the Base Indenture, the “Indenture”).

EOG previously issued, on July 1, 2025, $500,000,000 aggregate principal amount of the 5.950% Senior Notes due 2055 (the “Original 2055 Notes”). The New 2055 Notes and the Original 2055 Notes are treated as a single class of debt securities under the Indenture, and the New 2055 Notes have the same terms as to interest rate, redemption or otherwise (as described in the information included on Annex I to the Underwriting Agreement) as the Original 2055 Notes (other than the public offering price and issue date). The New 2055 Notes have the same CUSIP number as the Original 2055 Notes and will trade interchangeably with the Original 2055 Notes. The Underwriting Agreement contains customary representations and warranties on EOG’s part. The Underwriting Agreement also contains customary indemnification and contribution provisions whereby EOG and the Underwriters have agreed to indemnify each other against certain liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-283988) filed with the United States Securities and Exchange Commission (the “SEC”) and automatically effective on December 20, 2024 (the “Registration Statement”) and the related preliminary prospectus supplement and final prospectus supplement, filed with the SEC on November 19, 2025 and November 21, 2025, respectively (collectively, the “Prospectus Supplement”).

EOG intends to use a portion of the net proceeds from the offering of the Notes to repay or redeem its 4.15% Senior Notes due 2026 (the “2026 Notes”) at or prior to maturity, as described in more detail in the Prospectus Supplement.

The Notes are EOG’s senior, unsecured obligations and rank equally in right of payment with all of EOG’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Notes are effectively subordinated to any of EOG’s secured indebtedness, to the extent of the value of the assets securing such indebtedness, unless the Notes become equally and ratably secured by those assets. The Notes are also structurally subordinated to the indebtedness and all other obligations of EOG’s subsidiaries.

EOG may redeem some or all of the Notes at any time and from time to time prior to their maturity. The optional redemption provisions applicable to each series of the Notes, the applicable redemption prices and the other terms of each series of the Notes are set forth in the applicable officers’ certificate.

The terms of the Notes are further described in the Prospectus Supplement.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture, incorporated by reference as Exhibit 4.1 hereto, (ii) the officers’ certificate setting forth the specific terms of the 2031 Notes filed as Exhibit 4.2 hereto and incorporated herein by reference, (iii) the form of global note for the 2031 Notes (the “2031 Global Note”), included as part of the officers’ certificate filed as Exhibit 4.2, referenced as Exhibit 4.3 hereto and incorporated herein by reference, (iv) the officers’ certificate relating to the New 2055 Notes filed as Exhibit 4.4 hereto and incorporated herein by reference, and (v) the form of global note for the New 2055 Notes (together with the 2031 Global Note, the “Global Notes”), included as part of the officers’ certificate filed as Exhibit 4.4, referenced as Exhibit 4.5 hereto and incorporated herein by reference. The Global Notes are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Relationships

As more fully described under the caption “Underwriting—Other Relationships” in the Prospectus Supplement, affiliates of certain of the Underwriters may hold the 2026 Notes and will receive their respective share of the repayment or redemption by EOG of the 2026 Notes from the net proceeds of the offering of the Notes. Further, some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings with EOG in the ordinary course of business for which they received, or will receive, customary fees and expense reimbursement. In addition, in the ordinary course of their business activities, the Underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of EOG or its affiliates. Certain Underwriters or their affiliates have lending relationships with EOG and routinely hedge, and certain other of those Underwriters or their affiliates may hedge, their credit exposure to EOG consistent with their customary risk management policies. The Underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Item 8.01	Other Events.

In connection with closing of the Notes Offering, EOG is filing a legal opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Notes issued in the Notes Offering, filed as Exhibit 5.1 hereto, to incorporate such opinion by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

*1.1	Underwriting Agreement, dated November 19, 2025, by and among EOG, J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC and Wells Fargo Securities, LLC and the other underwriters named therein.

4.1	Indenture, dated as of May 18, 2009, by and between EOG and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 4.400% Senior Notes due 2031.

*4.3	Form of Global Note with respect to the 4.400% Senior Notes due 2031 (included in Exhibit 4.2).

*4.4	Officers’ Certificate Establishing New 5.950% Senior Notes due 2055.

*4.5	Form of Global Note with respect to the New 5.950% Senior Notes due 2055 (included in Exhibit 4.4).

*5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP, dated November 24, 2025.

*23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: November 24, 2025	By:	/s/ Ann D. Janssen
Ann D. Janssen
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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